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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 April 12, 2001
                Date of Report (Date of earliest event reported)




                             NETERGY NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



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
           Delaware                              333-15627                   77-0142404
(State or other jurisdiction of           (Commission File Number)        (I.R.S. Employer
        incorporation)                                                   Identification No.)
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                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                    (Address of principal executive offices)


                                 (408) 727-1885
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On April 12, 2001, Netergy Networks, Inc. issued a press release announcing that it had been sued, along with Sun Microsystems, Inc., Netscape Communications Canada Inc., Burntsand Inc., and Intraware Canada, Inc., in British Columbia, Canada by Milinx Business Services, Inc. and Milinx Business Group Inc. A copy of the foregoing press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          Exhibit Number    Description
          --------------    -----------

               99.1         Press release dated April 12, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETERGY NETWORKS, INC.

Dated: April 23, 2001
                                       By: /s/ DAVID STOLL
                                           -------------------------------------
                                           David Stoll
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibit Number    Description
--------------    -----------
     99.1         Press release dated April 12, 2001.
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